Exhibit 10.1

AMENDMENT #2 (REVISED) TO SHAREHOLDERS' AGREEMENT IN RESPECT OF MA'ADEN IVANHOE ELECTRIC EXPLORATION AND DEVELOPMENT LIMITED COMPANY

This Amendment Agreement is made on 25 June 2025 corresponding to 29/12/1446H (this "Agreement") Between:

(1)	SAUDI ARABIAN MINING COMPANY (MA'ADEN), a joint stock company established pursuant to Royal Decree No. M/17 dated 14/11/1417H (corresponding to 23 March 1997) and existing under the laws of the Kingdom of Saudi Arabia with commercial registration number 1010164391 dated 10/11/1421 H. (corresponding to 4 February 2001) and whose principal office is at Abu Baker Al Sadeeq Road (Exit 6), P.O. Box 68861, Riyadh 11537, the Kingdom of Saudi Arabia ("Ma'aden");

(2)	IVANHOE ELECTRIC MENA HOLDINGS LTD., a corporation incorporated under the laws of France, with registration number 951 524 479 R.C.S. Toulouse, having its registered office at 30 Boulevard de Thibaud, 31100 Toulouse, France ("IE Mena");

(3)	IVANHOE ELECTRIC INC., a corporation incorporated under the laws of Delaware, USA, with registration number 3239208, having its registered office at 251 Little Falls Drive, Wilmington, Delaware 19808 ("IE Parent"); and

(4)	MA'ADEN IVANHOE ELECTRIC EXPLORATION AND DEVELOPMENT LIMITED COMPANY, a limited liability company existing under the laws of the Kingdom of Saudi Arabia with commercial registration number 1 0 1 0890891 and whose principal office is at 7524 King Road Tower, Suite# 1203, Jeddah 23412, the Kingdom of Saudi Arabia.

Ma'aden, 1E Mena and 1E Parent are hereinafter individually referred to as a "Party" and collectively as the "Parties".

Whereas:

(A)	The Parties have previously entered into a shareholders' agreement in relation to the Company dated 6 July 2023 (corresponding to 1 8/12/1444H) (the "SHA").

(B)	The Parties amended the SHA on 1 November 2023.

(C)	The Parties now wish to amend some terms of the SHA in accordance with this Agreement.

It is agreed:

1.	Unless the context requires otherwise, capitalised terms used in this Agreement shall have the same meaning given to those terms in the SHA.

2.	With effect from the date of this Agreement, the Parties agree that Part 1 Exploration Licenses of Schedule 6 (Ma 'aden Land Area) of the SHA shall be amended as follows:

(a)	by the insertion of the following table into Pari 1 of Schedule 6 reflecting the addition of new Exploration Licenses:

Group A Additions - Exploration License Applications to Exploration Licenses

License Number	Group_Licence Name	Exploration Licence Name	Region	Area km'	Licence Blocks No.	Issue Date_G	Expiry Date
20250300140	Najran	Najran_04	Najran	82.64	1	3-Jan-2025	2-Jan-2030
20250300021	Najran	Najran_05	Najran	99.59	1	1-Jan-2025	31-Dec-2029
20250300093	Najran	Najran_06	Najran	99.59	1	2-Jan-2025	1-Jan-2030

License Number	Group_Licence Name	Exploration Licence Name	Region	Area km2	Licence Blocks No.	Issue Date_G	Expiry Date
20250300098	Najran	Najran_07	Najran	99.59	1	2-Jan-2025	1-Jan-2030
20250300105	Najran	Najran_08	Najran	99.59	1	2-Jan-2025	1-Jan-2030
20250300106	Najran	Najran_09	Najran	99.64	1	2-Jan-2025	1-Jan-2030
20250300107	Najran	Najran_10	Najran	99.64	1	2-Jan-2025	1-Jan-2030
20250300108	Najran	Najran_11	Najran	99.64	1	2-Jan-2025	1-Jan-2030
20250300091	Najran	Najran_12	Najran	99.64	1	2-Jan-2025	1-Jan-2030
20250300090	Najran	Najran_13	Najran	99.53	1	2-Jan-2025	1-Jan-2030
20250300020	Najran	Najran_14	Najran	11.97	1	1-Jan-2025	31-Dec-2029
20250300089	Najran	Najran_17	Najran	99.70	1	2-Jan-2025	1-Jan-2030
20250300088	Najran	Najran_18	Najran	99.70	1	2-Jan-2025	1-Jan-2030
20250300079	Najran	Najran_19	Najran	94.44	1	2-Jan-2025	1-Jan-2030
20250300019	Najran	Najran_20	Najran	99.69	1	1-Jan-2025	31-Dec-2029
20250300087	Najran	Najran_21	Najran	99.69	1	2-Jan-2025	1-Jan-2030
20250300109	Najran	Najran_22	Najran	99.69	1	2-Jan-2025	1-Jan-2030
20250300110	Najran	Najran_23	Najran	99.69	1	2-Jan-2025	1-Jan-2030
20250300096	Najran	Najran_24	Najran	99.75	1	2-Jan-2025	1-Jan-2030
20250300097	Najran	Najran_25	Najran	99.74	1	2-Jan-2025	1-Jan-2030
20250300111	Najran	Najran_26	Najran	99.71	1	2-Jan-2025	1-Jan-2030
20250300112	Najran	Najran_27	Najran	99.70	1	2-Jan-2025	1-Jan-2030
20250300018	Najran	Najran_28	Najran	99.74	1	1-Jan-2025	31-Dec-2029
20250300086	Najran	Najran_29	Najran	95.51	1	2-Jan-2025	1-Jan-2030
20250300085	Najran	Najran_30	Najran	12.15	1	2-Jan-2025	1-Jan-2030
20250300084	Najran	Najran_31	Najran	64.74	1	2-Jan-2025	1-Jan-2030
20250300083	Najran	Najran_32	Najran	80.39	1	2-Jan-2025	1-Jan-2030
20250300104	Najran	Najran_35	Najran	99.76	1	2-Jan-2025	1-Jan-2030
20250300139	Najran	Najran_36	Najran	98.33	1	3-Jan-2025	2-Jan-2030
20250300138	Najran	Najran_37	Najran	99.75	1	3-Jan-2025	2-Jan-2030
20250300113	Najran	Najran_38	Najran	99.75	1	2-Jan-2025	1-Jan-2030
20250300114	Najran	Najran_39	Najran	99.75	1	2-Jan-2025	1-Jan-2030
20250300115	Najran	Najran_40	Najran	99.75	1	2-Jan-2025	1-Jan-2030
20250300116	Najran	Najran_41	Najran	99.69	1	2-Jan-2025	1-Jan-2030
20250300117	Najran	Najran_42	Najran	99.69	1	2-Jan-2025	1-Jan-2030
20250300118	Najran	Najran_43	Najran	99.69	1	2-Jan-2025	1-Jan-2030
20250300017	Najran	Najran_44	Najran	99.69	1	1-Jan-2025	31-Dec-2029
20250300103	Najran	Najran_45	Najran	99.70	1	2-Jan-2025	1-Jan-2030
20250300082	Najran	Najran_46	Najran	34.20	1	2-Jan-2025	1-Jan-2030
20250300078	Najran	Najran_50	Najran	14.12	1	2-Jan-2025	1-Jan-2030
20250300077	Najran	Najran_51	Najran	71.03	1	2-Jan-2025	1-Jan-2030
20250300081	Najran	Najran_52	Najran	48.13	1	2-Jan-2025	1-Jan-2030
20250300080	Najran	Najran_53	Najran	99.75	1	2-Jan-2025	1-Jan-2030

License Number	Group_Licence Name	Exploration Licence Name	Region	Area km2	Licence Blocks No.	Issue Date_G	Expiry Date
20250300095	Najran	Najran_54	Najran	99.75	1	2-Jan-2025	1-Jan-2030
20250300119	Najran	Najran_55	Najran	99.75	1	2-Jan-2025	1-Jan-2030
20250300094	Najran	Najran_56	Najran	99.75	1	2-Jan-2025	1-Jan-2030
20250300016	Najran	Najran_57	Najran	99.74	1	1-Jan-2025	31-Dec-2029
20250300076	Najran	Najran_58	Najran	99.74	1	2-Jan-2025	1-Jan-2030
20250300075	Najran	Najran_59	Najran	99.74	1	2-Jan-2025	1-Jan-2030
20250300015	Najran	Najran_60	Najran	77.50	1	1-Jan-2025	31-Dec-2029
20250300014	Najran	Najran_61	Najran	95.32	1	1-Jan-2025	31-Dec-2029
20250300069	Najran	Najran_62	Najran	65.22	1	2-Jan-2025	1-Jan-2030
20250300068	Najran	Najran_63	Najran	32.63	1	2-Jan-2025	1-Jan-2030
20250300132	Najran	Najran_66	Najran	36.97	1	3-Jan-2025	2-Jan-2030
20250300067	Najran	Najran_67	Najran	58.88	1	2-Jan-2025	1-Jan-2030
20250300137	Najran	Najran_68	Najran	99.74	1	3-Jan-2025	2-Jan-2030
20250300136	Najran	Najran_69	Najran	99.74	1	3-Jan-2025	2-Jan-2030
20250300135	Najran	Najran_70	Najran	99.74	1	3-Jan-2025	2-Jan-2030
20250300134	Najran	Najran_71	Najran	99.74	1	3-Jan-2025	2-Jan-2030
20250300133	Najran	Najran_72	Najran	99.74	1	3-Jan-2025	2-Jan-2030
20250300102	Najran	Najran_73	Najran	99.74	1	2-Jan-2025	1-Jan-2030
20250300002	Najran	Najran_74	Najran	99.74	1	1-Jan-2025	31-Dec-2029
20250300131	Najran	Najran_75	Najran	95.10	1	3-Jan-2025	2-Jan-2030
20250300130	Najran	Najran_76	Najran	33.39	1	3-Jan-2025	2-Jan-2030
20250300013	Najran	Najran_77	Najran	99.74	1	1-Jan-2025	31-Dec-2029
20250300101	Najran	Najran_78	Najran	25.65	1	2-Jan-2025	1-Jan-2030
20250300066	Najran	Najran_85	Najran	22.29	1	2-Jan-2025	1-Jan-2030
20250300001	Najran	Najran_86	Najran	99.73	1	1-Jan-2025	31-Dec-2029
20250300074	Najran	Najran_87	Najran	99.73	1	2-Jan-2025	1-Jan-2030
20250300073	Najran	Najran_88	Najran	99.73	1	2-Jan-2025	1-Jan-2030
20250300072	Najran	Najran_89	Najran	99.73	1	2-Jan-2025	1-Jan-2030
20250300071	Najran	Najran_90	Najran	99.73	1	2-Jan-2025	1-Jan-2030
20250300070	Najran	Najran_91	Najran	99.73	1	2-Jan-2025	1-Jan-2030
20250300065	Najran	Najran_92	Najran	93.26	1	2-Jan-2025	1-Jan-2030
20250300064	Najran	Najran_93	Najran	26.46	1	2-Jan-2025	1-Jan-2030
20250300063	Najran	Najran_94	Najran	52.78	1	2-Jan-2025	1-Jan-2030
20250300033	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_01	Riyadh	99.63	1	2-Jan-2025	1-Jan-2030
20250300003	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_02	Riyadh	99.63	1	1-Jan-2025	31-Dec-2029
20250300032	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_03	Riyadh	99.63	1	2-Jan-2025	1-Jan-2030
20250300025	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_04	Riyadh	99.62	1	2-Jan-2025	1-Jan-2030
20250300031	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_05	Riyadh	99.62	1	2-Jan-2025	1-Jan-2030
20250300030	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_06	Riyadh	99.62	1	2-Jan-2025	1-Jan-2030
20250300028	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_07	Riyadh	99.62	1	2-Jan-2025	1-Jan-2030

License Number	Group_Licence Name	Exploration Licence Name	Region	Area km'	Licence Blocks No.	Issue Date_G	Expiry Date
20250300029	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir A_08	Riyadh	99.68	1	2-Jan-2025	1-Jan-2030
20250300038	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_09	Riyadh	99.68	1	2-Jan-2025	1-Jan-2030
20250300039	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_10	Riyadh	99.68	1	2-Jan-2025	1-Jan-2030
20250300040	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_11	Riyadh	99.68	1	2-Jan-2025	1-Jan-2030
20250300041	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_12	Riyadh	99.68	1	2-Jan-2025	1-Jan-2030
20250300027	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_13	Riyadh	99.69	1	2-Jan-2025	1-Jan-2030
20250300004	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_14	Riyadh	99.69	1	1-Jan-2025	31-Dec-2029
20250300034	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_15	Riyadh	99.75	1	2-Jan-2025	1-Jan-2030
20250300042	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_16	Riyadh	99.74	1	2-Jan-2025	1-Jan-2030
20250300043	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir A_17	Riyadh	99.74	1	2-Jan-2025	1-Jan-2030
20250300044	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_18	Riyadh	99.74	1	2-Jan-2025	1-Jan-2030
20250300045	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_19	Riyadh	99.74	1	2-Jan-2025	1-Jan-2030
20250300046	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_20	Riyadh	99.74	1	2-Jan-2025	1-Jan-2030
20250300047	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir A_21	Riyadh	99.74	1	2-Jan-2025	1-Jan-2030
20250300005	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_22	Riyadh	99.79	1	1-Jan-2025	31-Dec-2029
20250300048	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_23	Riyadh	99.79	1	2-Jan-2025	1-Jan-2030
20250300049	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_24	Riyadh	99.79	1	2-Jan-2025	1-Jan-2030
20250300050	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_25	Riyadh	99.80	1	2-Jan-2025	1-Jan-2030
20250300051	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_26	Riyadh	99.80	1	2-Jan-2025	1-Jan-2030
20250300121	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_27	Riyadh	96.15	1	3-Jan-2025	2-Jan-2030
20250300100	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_28	Riyadh	99.80	1	2-Jan-2025	1-Jan-2030
20250300120	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_29	Riyadh	99.75	1	3-Jan-2025	2-Jan-2030
20250300059	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_30	Riyadh	99.75	1	2-Jan-2025	1-Jan-2030
20250300128	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_31	Riyadh	99.74	1	3-Jan-2025	2-Jan-2030
20250300127	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_32	Riyadh	99.74	1	3-Jan-2025	2-Jan-2030
20250300058	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_33	Riyadh	99.74	1	2-Jan-2025	1-Jan-2030
20250300023	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_34	Riyadh	99.74	1	1-Jan-2025	31-Dec-2029
20250300022	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_35	Riyadh	96.95	1	1-Jan-2025	31-Dec-2029
20250300026	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_36	Riyadh	94.50	1	2-Jan-2025	1-Jan-2030
20250300012	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_37	Riyadh	99.78	1	1-Jan-2025	31-Dec-2029
20250300024	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_38	Riyadh	97.22	1	1-Jan-2025	31-Dec-2029
20250300011	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_39	Riyadh	99.78	1	1-Jan-2025	31-Dec-2029
20250300060	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_40	Riyadh	99.78	1	2-Jan-2025	1-Jan-2030
20250300010	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_41	Riyadh	99.79	1	1-Jan-2025	31-Dec-2029
20250300035	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_42	Riyadh	99.79	1	2-Jan-2025	1-Jan-2030
20250300036	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_43	Riyadh	99.82	1	2-Jan-2025	1-Jan-2030
20250300061	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_44	Riyadh	99.82	1	2-Jan-2025	1-Jan-2030
20250300062	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_45	Riyadh	99.82	1	2-Jan-2025	1-Jan-2030
20250300052	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_46	Riyadh	99.82	1	2-Jan-2025	1-Jan-2030
20250300053	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_47	Riyadh	99.82	1	2-Jan-2025	1-Jan-2030

License Number	Group_Licence Name	Exploration Licence Name	Region	Area km'	Licence Blocks No.	Issue Date_G	Expiry Date
20250300129	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir A_48	Riyadh	99.82	1	3-Jan-2025	2-Jan-2030
20250300122	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir A_49	Riyadh	99.81	1	3-Jan-2025	2-Jan-2030
20250300126	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_50	Riyadh	99.74	1	3-Jan-2025	2-Jan-2030
20250300125	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_51	Riyadh	99.75	1	3-Jan-2025	2-Jan-2030
20250300007	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_52	Riyadh	99.75	1	1-Jan-2025	31-Dec-2029
20250300006	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_53	Riyadh	99.75	1	1-Jan-2025	31-Dec-2029
20250300124	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_54	Riyadh	99.75	1	3-Jan-2025	2-Jan-2030
20250300123	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_55	Riyadh	99.75	1	3-Jan-2025	2-Jan-2030
20250300037	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir A_56	Riyadh	99.76	1	2-Jan-2025	1-Jan-2030
20250300099	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_57	Riyadh	99.80	1	2-Jan-2025	1-Jan-2030
20250300054	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_58	Riyadh	99.80	1	2-Jan-2025	1-Jan-2030
20250300055	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_59	Riyadh	99.79	1	2-Jan-2025	1-Jan-2030
20250300056	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_60	Riyadh	99.79	1	2-Jan-2025	1-Jan-2030
20250300008	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir A_61	Riyadh	99.79	1	1-Jan-2025	31-Dec-2029
20250300009	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_62	Riyadh	99.79	1	1-Jan-2025	31-Dec-2029
20250300057	Wadi_Ad_Dawasir_A	Wadi_Ad_Dawasir_A_63	Riyadh	99.79	1	2-Jan-2025	1-Jan-2030

Group B Additions — New Exploration Licenses

License Number	Group_Licence Name	Exploration Licence Name	Region	Area km2	Licence Blocks No.	Issue Date_G	Expiry Date
1442337	Al Mahad	Al_Mahad_04	Madinah	54.944	1	9-Jun-2021	16-Apr-2026
1442336	Al Mahad	Al_Mahad_06	Madinah	44.319	1	9-Jun-2021	16-Apr-2026
1442335	Al Mahad	Al_Mahad_07	Madinah	46.84	1	9-Jun-2021	16-Apr-2026
1442334	Baara	Baara	Madinah	99.831	1	9-Jun-2021	16-Apr-2026
14413016	La Huf	La_Huf_01	Madinah	95.8	1	1-Aug-2020	6-Jun-2025*
14413017	La Huf	La_Huf_02	Madinah	57.11	1	1-Aug-2020	6-Jun-2025*
14433139	Musayna'ah	Musayna'ah	Hail	76.45	1	28-Jul-2022	4-Jun-2027
1442327	Musayna'ah A	Musayna'ah_A_04	Hail	38.32	1	9-Jun-2021	16-Apr-2026
1442326	Musayna'ah A	Musayna'ah_A_05	Hail	99.82	1	9-Jun-2021	16-Apr-2026
1442325	Musayna'ah A	Musayna'ah_A_06	Hail	93.43	1	9-Jun-2021	16-Apr-2026
1442324	Musayna'ah A	Musayna'ah_A_07	Hail	73.75	1	9-Jun-2021	16-Apr-2026
1442323	Musayna'ah A	Musayna'ah_A_08	Hail	97.91	1	9-Jun-2021	16-Apr-2026
1442322	Musayna'ah A	Musayna'ah_A_09	Hail	84.78	1	9-Jun-2021	16-Apr-2026
144332	Musayna'ah A	Musayna'ah_A_13	Hail	30.85	1	9-Jun-2021	16-Apr-2026
1442321	Musayna'ah A	Musayna'ah_A_14	Hail	82.25	1	9-Jun-2021	16-Apr-2026
1442320	Musayna'ah A	Musayna'ah_A_15	Hail	99.90	1	9-Jun-2021	16-Apr-2026
14433108	Musayna'ah B	Musayna'ah_B_01	Hail	85.37	1	28-Jun-2022	6-May-2027
14433107	Musayna'ah B	Musayna'ah_B_02	Hail	83.08	1	28-Jun-2022	6-May-2027

•	Under renewal application

3.	With effect from the date of this Agreement, the Parties agree that Part 2 Exploration License Applications of Schedule 6 (Ma'aden Land Area) of the SHA shall be deemed amended to remove from that Part of the Schedule the corresponding Exploration License Applications —Group A Additions - set forth in Clause 2 above that have now been converted to Exploration Licenses.

4.	The amendment of the SHA pursuant to this Agreement shall constitute a variation of the SHA in accordance with Clause 36.7 (Amendment) of the SHA.

5.	Save as amended in accordance with Clauses 2 and 3 above, the provisions of the SHA (as amended) are confirmed and shall continue in full force and effect.

6.	Each of the Parties shall from time to time and at their own cost do, execute and deliver or procure to be done, executed and delivered all such further acts, documents and things required by law or as may be necessary or desirable to give full effect to this Agreement and the rights, powers and remedies conferred under this Agreement.

7.	The Parties agree that the following clauses of the SHA shall apply to this Agreement as if incorporated into this Agreement in full with any amendments necessary in the context of this Agreement: Clauses 1.2 (Interpretation) 31 (Governing Law), 32 (Disputes), 33 (Language), 35 (Notices) and 36.5 (Entire Agreement), 36.7 (Amendment), 36.8 (Articles of Association), 36.9 (No Partnership) and 36.10 (Counterparts).

[Signatures over page]

This Agreement has been entered into by the Parties on the date first above written.

SAUDI ARABIAN MINING COMPANY (MA'ADEN)

/s Robert Wilt
Signature of authorized representative
Name: Robert Wilt
Title: Chief Executive Officer

Ivanhoe Electric Inc.

/s Taylor Melvin
Signature of authorized representative
Name: Taylor Melvin
Title: President and CEO

IVANHOE ELECTRIC MENA HOLDINGS LTD.

/s Graham Boyd
Signature of authorized representative
Name: Graham Boyd
Title: Director

MA’ADEN IVANHOE ELECTRIC EXPLORATION AND DEVELOPMENT LIMITED COMPANY

/s Louis Irvine
Signature of authorized representative
Name: Louis Irvine
Title: Chairman

/s Quentin Markin
Signature of authorized representative
Name: Quentin Markin
Title: Board Member